Exhibit 10.91

OMNIBUS AMENDMENT

THIS OMNIBUS AMENDMENT (this “Amendment”), dated as of August 10, 2010, is by and among Clean Coal Solutions, LLC, a Colorado limited liability company (“CCS”), AEC-NM, LLC, a Colorado limited liability company (“AEC-NM”), AEC-TH, LLC, a Colorado limited liability company (“AEC-TH”), ADA-ES, Inc., a Colorado corporation (“ADA”) and GS RC INVESTMENTS LLC, a Delaware limited liability company (“Goldman”). CCS, AEC-NM, AEC-TH, ADA and Goldman are sometimes referred to herein, collectively, as the “Parties” and, individually, as a “Party”.

WHEREAS, CCS, AEC-NM, AEC-TH and Goldman entered into that certain Agreement to Lease, dated as of June 29, 2010 (the “Agreement to Lease”);

WHEREAS, each of AEC-NM and AEC-TH entered into an Equipment Lease with Goldman, dated as of June 29, 2010 (collectively, the “Equipment Leases”);

WHEREAS, CCS, ADA and Goldman entered into a Technology Sublicense Agreement, dated as of June 29, 2010 (the “Technology Sublicense Agreement”);

NOW, THEREFORE, in consideration of the premises and of the mutual promises, covenants and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Amendments to Agreement to Lease. CCS, AEC-NM, AEC-TH and Goldman hereby agree to amend the Agreement to Lease as follows:

(a) Section 9.1(a) of the Agreement to Lease is hereby deleted and the following is substituted in lieu thereof:

“Each Party shall maintain the terms of this Agreement in confidence and shall not disclose any information concerning the terms, performance or administration of this Agreement to any other Person; provided that a Party may disclose such information: (i) to any of such Party’s Group, (ii) to any prospective member of such Party’s Group, (iii) to any actual or prospective purchaser of all or a portion of such Party’s interest in the Facilities and (iv) to any Person providing or evaluating a proposal to provide financing to the recipient Party or any direct or indirect owner of such Party; provided in each case that the recipient Party shall provide to each Person to which disclosure is made a copy of this Section 9.1 and direct such Person to treat such information confidentially, and the recipient Party shall be liable for any breach of the terms of this Section 9.1 by such Persons to which it makes any such disclosure. The foregoing restrictions will not apply (A) to information that is or becomes generally available to the public otherwise than as a result of disclosure by the recipient Party, (B) to information that is already in, or subsequently comes into, the recipient Party’s possession, provided that the source of such information was not, to the recipient Party’s knowledge, obligated to keep such information confidential, (C) to information that is required to be disclosed pursuant to

Law or stock exchange rules and regulations or is otherwise subject to legal, judicial, regulatory or self-regulatory requests for information or documents or (D) subject to Section 9.1(b) below, to the tax structure or tax treatment of the transaction.”

(b) The following is hereby added to Annex I of the Agreement to Lease where alphabetically appropriate as a new defined term:

“Group” means, with respect to any Party, such Party and (a) the Affiliates of such Party; (b) each guarantor of such Party; (c) any other members, shareholders, partners or other equity owners of such Party or any of its Affiliates (other than holders of publicly-traded units of such Party or of any of its Affiliates, except any such holder that controls such Party), and (d) the respective successors, assigns and Representatives of each Person described in the foregoing clause (a), (b) or (c), but shall in no event include the other Parties’ respective Groups.

2. Amendments to Equipment Leases. AEC-NM (as applicable), AEC-TH (as applicable) and Goldman hereby agree to amend each of the Equipment Leases by deleting Section 6.1(a) in its entirety and substituting the following in lieu thereof::

“Each Party shall maintain the terms of this Lease in confidence and shall not disclose any information concerning the terms, performance or administration of this Lease to any other Person; provided that a Party may disclose such information: (i) to any of such Party’s Group, (ii) to any prospective member of such Party’s Group, (iii) to any actual or prospective purchaser of all or a portion of such Party’s interest in the Facility and (iv) to any Person providing or evaluating a proposal to provide financing to the recipient Party or any direct or indirect owner of such Party; provided in each case that the recipient Party shall provide to each Person to which disclosure is made a copy of this Section 6.1 and direct such Person to treat such information confidentially, and the recipient Party shall be liable for any breach of the terms of this Section 6.1 by such Persons to which it makes any such disclosure. The foregoing restrictions will not apply (A) to information that is or becomes generally available to the public otherwise than as a result of disclosure by the recipient Party, (B) to information that is already in, or subsequently comes into, the recipient Party’s possession, provided that the source of such information was not, to the recipient Party’s knowledge, obligated to keep such information confidential, (C) to information that is required to be disclosed pursuant to Law or stock exchange rules and regulations or is otherwise subject to legal, judicial, regulatory or self-regulatory requests for information or documents or (D) subject to Section 6.1(b) below, to the tax structure or tax treatment of the transaction.”

3. Amendment to Technology Sublicense Agreement. ADA, CCS and Goldman hereby agree to amend the Technology Sublicense Agreement as follows:

(a) Section 9.1 of the Technology Sublicense Agreement is hereby deleted and the following is substituted in lieu thereof:

“Each Party shall maintain the terms of this Agreement in confidence and shall not disclose any information concerning the terms, performance or administration of this

Agreement to any other Person; provided that a Party may disclose such information: (a) to any of such Party’s Group, (b) to any prospective member of such Party’s Group, (c) to any actual or prospective purchaser of all or a portion of such Party’s interest in the Facilities and (d) to any Person providing or evaluating a proposal to provide financing to the recipient Party or any direct or indirect owner of such Party; provided in each case that the recipient Party shall provide to each Person to which disclosure is made a copy of this Section 9 and direct such Person to treat such information confidentially, and the recipient Party shall be liable for any breach of the terms of this Section 9 by such Persons to which it makes any such disclosure. The foregoing restrictions will not apply (i) to information that is or becomes generally available to the public otherwise than as a result of disclosure by the recipient Party, (ii) to information that is already in, or subsequently comes into, the recipient Party’s possession, provided that the source of such information was not, to the recipient Party’s knowledge, obligated to keep such information confidential and the information was not received solely pursuant to a previous agreement between the Parties , (iii) to information that is required to be disclosed pursuant to Law or stock exchange rules and regulations or is otherwise subject to legal, judicial, regulatory or self-regulatory requests for information or documents, or (iv) subject to Section 9.2 below, to the tax treatment or tax structure of the transaction.”

(b) The following are hereby added to Article I of the Technology Sublicense Agreement where alphabetically appropriate as new defined terms:

“Group” means, with respect to any Party, such Party and (a) the Affiliates of such Party; (b) each guarantor of such Party; (c) any other members, shareholders, partners or other equity owners of such Party or any of its Affiliates (other than holders of publicly-traded units of such Party or of any of its Affiliates, except any such holder that controls such Party), and (d) the respective successors, assigns and Representatives of each Person described in the foregoing clause (a), (b) or (c), but shall in no event include the other Parties’ respective Groups.

“Representative” means, with respect to any Person, each manager, director, officer, employee, agent, consultant (including consulting engineers), advisor (including counsel and accountants), and other representative of such Person.

4. The provisions of the Agreement to Lease, the Equipment Leases and the Technology Sublicense Agreement, each as amended hereby, shall remain in full force and effect and the applicable Parties hereby ratify, confirm and adopt all the terms and provisions of each of the Agreement to Lease, the Equipment Leases and the Technology Sublicense Agreement, as amended hereby.

5. This Amendment shall constitute the entire agreement between the Parties hereto relating to the amendment of the Agreement to Lease, the Equipment Leases and the Technology Sublicense Agreement. No modification of this Amendment or waiver of any provision hereof shall be binding unless the modification or waiver shall be in writing and signed by the Parties to be bound. This Amendment expressly supersedes all prior agreements between the Parties relating to the amendment of the Agreement to Lease, the Equipment Leases and the Technology Sublicense Agreement.

6. This Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Amendment has been signed by each of the Parties as of the date first above written.

CLEAN COAL SOLUTIONS, LLC

By:	/s/ Brian Humphrey
Name:	Brian Humphrey
Title:	Manager

AEC-NM, LLC

By:	Clean Coal Solutions, LLC, its managing member

By:	/s/ Brian Humphrey
Name:	Brian Humphrey
Title:	Manager

AEC-TH, LLC

By:	Clean Coal Solutions, LLC, its managing member

By:	/s/ Brian Humphrey
Name:	Brian Humphrey
Title:	Manager

SIGNATURE PAGE TO AMENDMENT

ADA-ES, INC.

By:	/s/ Mark H. McKinnies
Name:	Mark H. McKinnies
Title:	Senior Vice President and Chief Financial Officer

GS RC INVESTMENTS LLC

By:	GSFS INVESTMENTS I CORP., its sole member

By:	/s/Donald Dombrowski
Name:	Donald Dombrowski
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT